Exhibit 10.4

FOURTH AMENDMENT TO THE

AARON’S, INC. EMPLOYEES RETIREMENT PLAN

THIS AMENDMENT to the Aaron’s, Inc. Employees Retirement Plan (the “Plan”) is made effective October 16, 2020.

W I T N E S S E T H :

WHEREAS, Aaron’s, Inc. previously established and has maintained the Plan for the benefit of eligible employees; and

WHEREAS, sponsorship of the Plan is being transferred from Aaron’s, Inc. to Aaron’s Holdings Company, Inc.; and

WHEREAS, the company wishes to amend the Plan to reflect the change in the plan sponsor;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 1.17 is amended to read as follows:

1.17 Company Stock means the common stock of the Controlling Company.

2.	The sponsor will change from Aaron’s, Inc. to Aaron’s Holdings Company, Inc., and Section 1.21 is amended to read as follows:

1.21 Controlling Company means Aaron’s Holdings Company, Inc., and its successors that adopt the Plan.

3.	Schedule A is amended to read as follows:

SCHEDULE A

PARTICIPATING COMPANIES

[see Plan Sections 1.30, 1.57 and 13.3]

Progressive Finance Holdings, LLC

Dent-A-Med, Inc.

Woodhaven Furniture Industries, LLC

Aaron’s, Inc.

4.	Except as provided herein, the Plan will remain in full force and effect.

(signature on the following page)

IN WITNESS WHEREOF, this Administrative Committee has caused its duly authorized member to execute this Amendment on the date written below.

AARON’S HOLDINGS COMPANY, INC.

By:	/s/ Robert W. Kamerschen
Name: Robert W. Kamerschen
Title: Secretary
Date: October 16, 2020

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